UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14A-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Amendment No. 1
Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

CATCHMARK TIMBER TRUST, INC.
(Name of Registrant as Specified in its Charter)
Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

EXPLANATORY NOTE

This Amendment No. 1 to the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on May 22, 2014 (the “2014 Proxy Statement”) is being filed to amend and correct the form of proxy card which was filed as part of the 2014 Proxy Statement. The form of proxy card as originally filed contained an error in the voting options for Proposal No. 3, and the form of proxy card in this Amendment No. 1 corrects the error.

No changes have been made to the body of the 2014 Proxy Statement itself, and the form of proxy card that is being mailed to the Company’s stockholders is the correct version. This Amendment No. 1 applies only to the version of the form of proxy card originally filed with the SEC on May 22, 2014.

CATCHMARK TIMBER TRUST, INC.
PROXY FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

Your Proxy Vote is important!

Please remember that you can Vote your Proxy by INTERNET or TELEPHONE.

It Saves Money! Voting by Internet or telephone saves postage costs, which can help minimize CatchMark Timber Trust, Inc.'s expenses.

It Saves Time! Vote instantly by Internet or telephone –24 hours a day.

It's Easy! Just follow these simple steps:

1. Read your proxy statement and have it in hand.

2. Call toll-free 1-800-337-3503 or go to the website: www.CatchMark.com/proxy

3. Follow the recorded or on-screen instructions.

4. Unless you wish to change your vote, do not mail your Proxy Card if you vote by Internet or telephone.
Please detach at perforation before mailing.

PROXY	CATCHMARK TIMBER TRUST, INC.	PROXY
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS — AUGUST 13, 2014
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints Jerry Barag, John Rasor, and Brian Davis, and each of them, as proxy and attorney-in-fact, each with the power to appoint his substitute, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of CATCHMARK TIMBER TRUST, INC., to be held on August 13, 2014, and at any adjournments thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card. The undersigned acknowledges receipt of the notice of the Annual Meeting of Stockholders, the proxy statement, and the annual report.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” each director nominee in Proposal No. 1, “FOR” Proposal No. 2 and 4, and “1 YEAR” for Proposal No. 3. The proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournments thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including but not limited to the power and authority to adjourn the meeting to a date not more than 120 days after the record date in the event that a quorum is not obtained by the August 13, 2014 meeting date.

All proxy votes must be received by 1:30 p.m. (ET), August 13, 2014, in order for your votes to be certified in the final tabulation. In the event that the Annual Meeting is adjourned, all proxy votes must be received by the day the meeting is resumed.

VOTE BY INTERNET: www.CatchMark.com/proxy
VOTE BY TELEPHONE: 1-800-337-3503

999 9999 9999 999

Note: Please sign exactly as your name appears on this proxy card. When shares of common stock are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Share Owner sign here	Date

Co-Owner sign here	Date

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of CatchMark Timber Trust, Inc.
to Be Held on August 13, 2014

The Proxy Statement for this meeting, Sample Proxy Card and the 2013 Annual Report are available at: www.CatchMark.com/proxy

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY.

Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.
IF YOU PREFER, YOU MAY INSTEAD VOTE YOUR PROXY BY INTERNET OR TOUCH-TONE PHONE.
PLEASE MARK VOTES AS IN THIS EXAMPLE:

Unless you direct otherwise, this authorized proxy will be voted as our board recommends.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH DIRECTOR NOMINEE IN PROPOSAL NO. 1, “FOR” PROPOSAL No. 2 and 4, AND “1 YEAR” FOR PROPOSAL NO. 3.

1.	Election of directors to hold office for one-year terms expiring in 2015:
					FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Jerry Barag	02. Alan D. Gold	03. Donald S. Moss		☐	☐	☐
	04. Willis J. Potts	05. John F. Rasor	06. Doug D. Rubenstein
07. Henry G. Zigtema

To withhold authority to vote “FOR” any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee'(s) number(s) on the line below.

					FOR	AGAINST	ABSTAIN
2.	Approve, on an advisory basis, the compensation of our named executive officers.				☐	☐	☐
				1 YEAR	2 YEARS	3 YEARS	ABSTAIN
3.	Approve, on an advisory basis, the frequency of the advisory vote to approve the compensation of our named executive officers			☐	☐	☐	☐
					FOR	AGAINST	ABSTAIN
4.	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014				☐	☐	☐

	YES	NO
I PLAN TO ATTEND THE ANNUAL STOCKHOLDER MEETING AT 1:30 P.M., ET, ON AUGUST 13, 2014 IN ATLANTA, GA	☐	☐

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY.